                                                                    Exhibit 10.5

                               CEPTOR CORPORATION

                              AMENDED AND RESTATED

                                 FOUNDERS' PLAN

                                    ARTICLE I

                                     GENERAL

     1.1 OBJECTIVES AND PURPOSES OF THE PLAN

          The purpose of the Ceptor Corporation (the "Company") Founders' Plan
(the "Plan") is to:

          (a) Effectuate the purposes of the spin-off of the Company from Xechem
International, Inc. ("Xechem"), and consistent with the agreement of Xechem to afford the opportunity for persons important to the Company to receive grants of restricted stock to encourage individual effort and group teamwork toward the accomplishment of the Company's goals;

          (b) Reward outstanding executive and managerial performance and contributions from directors, officers, consultants, advisors, and employees to the Company;

          (c) Provide total compensation which is competitive with the companies comprising the industries with which the Company competes and takes into account the Company's strategic goals and size and which is sufficient to ensure the
Company's ability to attract, retain and motivate executives, managers and others; and

          (d) Focus the attention of participants on Company goals and on other performance indicators which may also be used in connection with the Plan.

     1.2 ADMINISTRATION

          (a) The Plan shall be administered by the Board of Directors or by a
Committee of the Board of Directors of the Company (the "Committee") which shall consist of two or more directors. Each member shall be a "Non-employee director"
as that term is defined by Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director"
as that term is referred to in Section 162(m)(4)(C)(i) of the Internal Revenue
Code of 1986, as amended, and regulations promulgated thereunder (and any successor section or regulation). The members of the Committee shall be appointed by the Board of Directors, and any vacancy on the Committee shall be filled by the Board. The Committee shall select a Chairman from their number and designate a Secretary, who need not be a member of the

Committee and who may be a participant under the Plan. The Committee described herein may be the same Committee which administers the Company's 2004 Incentive
Stock Plan, unless otherwise determined by the Board.

          (b) The Secretary of the Committee shall keep minutes of its meetings and of any actions taken by it without a meeting. A majority of the Committee shall constitute a quorum and all acts of the majority shall be acts of the
Committee. Any action that may be taken at a meeting of the Committee may be taken without a meeting if a consent or consents in writing setting forth the action taken shall be signed by all of the members of the Committee. The
Committee shall meet at such time and place as the Chairman or, in the
Chairman's absence, any member may designate. The Committee shall make appropriate reports to the Board concerning the operations of the Plan.

          (c) The Committee shall have full power to construe and interpret the
Plan; to determine (subject to Article II) the persons who shall participate under the Plan and the amount of their target and actual awards; to establish performance measures, goals and formulas in addition to the provisions of
Article III below; to review Company and individual participant performance and make determinations on the extent to which (i) such performance meets the
Committee's established standards, (ii) awards are payable, (iii) acceleration of vesting or adjustment to target or actual award conditions are appropriate either on an individual participant or plan-wide basis, and to determine any and all questions arising under the Plan. All determinations, constructions, interpretations, rules and regulations made pursuant to this Section shall be recorded by the Committee in its minutes, and shall be conclusive and binding upon the Company and all participants.

     1.3 MAXIMUM NUMBER OF SHARES

          The maximum number of shares of the Company's common stock that may be issued for all purposes under this Plan shall be 3,031,943.

                                   ARTICLE II
                             ELIGIBILITY FOR AWARDS

     2.1 GENERAL ELIGIBILITY

          The Committee, after consulting with management, shall determine and announce the persons who shall be eligible for awards under the Plan and the amount of such awards. Eligibility shall be limited to directors, officers, consultants, advisors, and employees of the Company (and their designees reasonably acceptable to the Committee) who have made or expected to make a meaningful distribution towards the accomplishment of the Company's goals.

     2.2 OTHER ANNUAL INCENTIVE PLANS OR ARRANGEMENTS

          The existence of the Plan shall not preclude the operation of other incentive plans or arrangements in the Company and/or its subsidiaries.

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     2.3 ELIGIBILITY

          (a) In addition to those employees who may be eligible to participate in the Plan pursuant to Section 2.1, the following incumbent participants shall receive awards under the Plan (provided each such individual is employed by the
Company at the time of award):

NAME                                                POSITION
----                                                --------

William H. Pursley                CEO and Chairman of the Board        1,247,428
                                  of Directors

Norman W. Barton, M.D., Ph.D.     EVP, Chief Medical Officer             454,792

Alfred Stracher, Ph.D.            SVP, Chief Scientific Officer          227,396

Leo Kesner, Ph.D.                 VP, Research                           227,396

Donald W. Fallon                  SVP, Finance & Administration,         207,905
                                  CFO, and Secretary

Leslie de Vos, RN, MSN            VP, Project Management                 100,487
                                  & Clinical Operations

Theresa Michele, M.D.             VP, Clinical Research                  100,487

Francis Zbikowski                 VP, Business & Commercial              100,487
                                   Development

Ted Carver, Ph.D.                 Director, Research                      22,000

Mary Brinker                                                              13,860

Tomoka Davidsen                                                           13,860

To be determined                                                         315,845
                                                                       ---------
                                                                       3,031,943

          Such awards shall be in the form of restricted stock or non-qualified stock options ("Options") to acquire shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock") and shall have an exercise price equal to the par value per share of Common Stock. All awards under the Plan shall be fully vested options upon issuance and may be exercised only for restricted shares of Common Stock or initially shall be issued as shares of restriced stock in the Company containing such restrictions as the Company, in its sole discretion, shall determine ("Restricted Stock"), and such Restricted Stock shall, as a condition of awards hereunder and the issuance of the Option and the
Restricted Stock, continue to be subject to identical restrictions set forth in
Section 2.3(d)-(i) hereof (and any other restrictions imposed by the Committee), and be subject in all respects to a Buy-Sell Agreement with the Company in the form established by the Company for such

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purpose. By accepting such award, each participant agrees to such terms and conditions and to be bound by such agreements and the terms of this Plan.
Following a Qualified Financing (as hereinafter defined) awards made under the
Plan shall only be in the form of Restricted Stock.

          (b) A change or changes in the positions held by each such incumbent officer shall not affect the right to participate in the Plan.

          (c) The number of shares ("Number") designated for issuance under the
Plan and individually to Plan participants under paragraph 2.3(a) hereof may be revised by the Committee without consent of any recipient of any award or Plan participant in the event that the pre-money value per share of the Company that is determined in connection with the Company's next round of financing, or price per share of Common Stock indicated thereby, ("Qualified Financing") is higher or lower than the Assumed Company Value. For the purposes hereof, "Assumed
Company Value" shall mean $16 million.

          (d) Each eligible participant under the Plan, by acceptance of any award under the Plan, irrevocably constitutes and appoints the Committee and the
Secretary of the Company (or such other Person as is designated by the
Committee) with full power of substitution its true and lawful attorney, in his name, place and stead, to make, execute, sign, acknowledge, record and file with respect to the Company: (i) any certificate or other instrument which may be required to be filed by the Company under the laws of the State of Delaware and any other jurisdiction whose laws may be applicable which the Committee shall deem advisable to file to effectuate the intent and purposes of this Paragraph
2.3; (ii) any and all amendments of the instruments described in the preceding sentence, provided such amendments are either required by law to be filed, or are consistent with this intent and purposes of this Paragraph 2.3 or have been duly authorized by the Committee; (iii) any certificate or other instrument which may be deemed necessary or desirable to effect the revision to the Number or the portion of the Number of shares of the Company issued or for which a participant under the Plan is or may become eligible for in accordance with the terms hereof; and (iv) to indicate in the stock transfer records and other books and records of the Company, and of any transfer agent of the Company, that the
Committee has taken such action.

          (e) The grant of authority under this Paragraph 2.3 is: (i) a special power of attorney, coupled with an interest, is irrevocable and shall survive the death or legal capacity of each Plan participant granting the power; (ii)
exercisable by the Committee (or the holder of such power) on behalf of each participant by a facsimile signature or by listing all of the Plan participants so executing any instrument with a single signature as attorney-in-fact for all of them; and (iii) shall survive the delivery of any transfer or assignment by a
Plan participant of the whole or any portion of its interest, except that where the assignee thereof has been approved by the Committee, the Power of Attorney shall survive the delivery of such assignment for the sole purpose of enabling the Committee to execute, acknowledge and file any instrument necessary to effect such substitution, in each case, without any further action or consent of the participant. In the event of any exercise of this power of attorney, prompt notice shall be given the participant(s) effected by such action, but such notice shall not be required for the effectiveness of such action.

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          (f) The Committee may place such restrictions on the shares of the
Company's common stock awarded to a Plan participant hereunder as the Committee, in its absolute discretion, determines. In the absence of a specific determination by the Committee, any shares of the Company's common stock issued under the Plan shall be "restricted shares" which may not be sold, transferred, assigned, including by court order operation of law, equitable or other distribution after divorce or separation, settlement, exchange, waiver, abandonment, gift, alienation, bequest or disposal, and may not be pledged without the consent of the Committee, which shall vest and such restrictions shall lapse, upon the filing, under the Myodur (C-101) IND, with the United
States Food and Drug Administration (FDA) for a Phase III clinical trial for the
Company's "Myodor" technology, provided that the restrictions on 10% of any shares awarded shall lapse as to shares held by each participant or Permitted
Transferee on June 9, 2005, and 10% on December 9, 2005, provided further that such date of lapse or removal of any such restriction is not less than six months following the date of award, and provided that the Committee may determine the conditions or dates of the lapse of restrictions on future awards, if, and when, such awards are made and may modify or remove any restrictions following award.

     In the event a participant that is an employee ceases to be an employee of the Company prior to the date at which the restrictions lapse, all options and shares of Restricted Stock held by such person shall revert to the Company or, at his sole election, to William Pursley or his designee. In the event of a
Change in Control all restrictions theretofore established by the Committee in respect of shares of the Company's common stock (other than those relating to federal and state securities laws) or under this Plan shall immediately lapse.

     Notwithstanding the foregoing, a participant may transfer all or a portion of an award that is then held as Restricted Stock to: (i) an Immediate Family
Member (as defined below), (ii) a trust for the exclusive benefit of the awardee and/or one or more Immediate Family Members, (iii) a partnership in which the awardee and/or one or more Immediate Family Members are the only partners, (iv)
such other person or entity as the Board may permit, a charitable or non-profit organization organized as or qualified as exempt under Section 501(c)(3) of the
Internal Revenue Code (individually, a "Permitted Transferee"). For purposes of this paragraph "Immediate Family Members" shall mean the awardees spouse, former spouse, children or grandchildren, whether natural or adopted, aunt or uncle, niece or nephew, parent or grandparent, and current in-laws. As a condition to such transfer, each Permitted Transferee to whom an award or any interest therein is transferred shall agree in writing (in a form satisfactory to the
Company and if no such writing shall be bound pursuant to the terms of the Plan)
to be bound by all of the terms and conditions of the award and any additional restrictions or conditions as the Company may require. Following the transfer of an award, the term "awardee" shall refer to the Permitted Transferee, except that, with respect to any requirements of continued Service or provision for the
Company's tax withholding obligations, such term shall refer to the original awardee. The Company shall have no obligation to

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notify a Permitted Transferee of any termination of the transferred award, including an early termination resulting from the termination of Service of the original awardee. A Permitted Transferee shall be prohibited from making a subsequent transfer of a transferred award except to the original awardee or to another permitted Transferee of the original awardee or as provided elsewhere herein. Following vesting of any shares and lapse of restriction as to such shares, provided there has been declared effective a registration statement under the Securities Act of 1933, as amended, with respect to the award shares, the restrictions on transfer contained herein shall lapse, but only as to such shares which have vested for which the restrictions herein have lapsed.

          (g) For purposes of this Article II, "Change in Control" means and shall be deemed to have occurred if:

               (i) the direct or indirect acquisition, whether by sale, merger, consolidation, or purchase, of assets or stock, by any person, corporation or other entity or group thereof, of the beneficial ownership (as that term is used in Section 13(d)(1) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) of shares of voting securities of the Company which, when added to any other shares the beneficial ownership of which is held by the acquirer, shall result in the acquirer's having more than
50% of the votes that are entitled to be cast at meetings of stockholders of the
Company as to matters on which all outstanding shares are entitled to be voted as a single class; provided, however, that such acquisition shall not constitute a Change in Control for purposes of this Plan if prior to such acquisition a resolution declaring that the acquisition shall not constitute a Change in
Control is adopted by the Board with the support of a majority of the Board members who either were members of the Board for at least two years prior to the date of the vote on such resolution or were nominated for election to the Board by at least two-thirds of the directors then still in office who were members of the Board at least two years prior to the date of the vote on such resolution;
and provided further that neither the Company, nor any person who as of December
9, 2004 was a director or officer of the Company, nor any trustee or other fiduciary holding securities under an employee benefit plan of the Company, nor any corporation owned, directly or indirectly, by the stockholders of the
Company in substantially the same proportions as their ownership of shares of the Company shall be deemed to be an "acquirer" for purposes of this Article II;
or

               (ii) the individuals who, as of December 9, 2004, constitute the
Board or who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of December 9, 2004 or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board; or

               (iii) the stockholders of the Company approve a merger,
consolidation, recapitalization or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power

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represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction;
or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the
Company of all or substantially all of the Company's assets;

provided, however, that an event or transaction that would otherwise be deemed a
Change in Control shall not be deemed a Change in Control if the Board adopts a resolution approved by a vote of at least two-thirds (2/3) of the directors then still in office who are Continuing Directors, not later than 60 days after the
Company receives notice of the event or transaction constituting a Change in
Control under (i) above and not later than the occurrence of the event or transaction constituting a Change in Control under (iii) or (iv) above, determining that such event or transaction should not constitute a Change in
Control for purposes of the Plan.

     For purposes of this Section 3, "Beneficial Owner," "Beneficially Owns,"
and "Beneficial Ownership" shall have the meanings ascribed to such terms for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (h) Notwithstanding anything to the contrary contained herein, all certificates for shares of the Company's Common Stock delivered under the Plan pursuant to any award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which such shares are listed or quoted. Shares of the Company's Common Stock subject to restrictions may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the restriction period. Except for such restrictions on transfer, the participant, as owner of such shares of restricted stock, shall have all the rights of a holder of such restricted stock including the right to vote such shares, provided, however, such restricted stock may contain limitations on the right to vote restricted stock or the right to receive dividends thereon and restrictions that may lapse separately, or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine at the time of grant or thereafter.
The Company shall cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to such shares, including under the terms of the Plan. In addition, during any period in which such shares are subject to restrictions under the terms of the Plan or during any period during which delivery or receipt of such shares has been deferred by the Committee or a Plan participant, the Committee may require the Participant to enter into an agreement providing that certificates representing such shares issuable or issued pursuant to an award shall remain in the physical custody of the Company or such other person as the Committee may designate. At the expiration of any such restricted period, the Company shall redeliver to the participant (or such participant's legal or designated beneficiary) the shares deposited pursuant to
Section 3.2.

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                                   ARTICLE III

                            TIMING AND FORM OF AWARDS

     3.1 TIMING OF PAYMENT

          (a) Awards may be paid as soon as practicable after determination by the Committee, or otherwise deferred in accordance with Section 3.1(b).

          (b) The Committee may also in its sole discretion establish terms and conditions under which a participant may elect to defer the payment of an incentive award in whole or in part to a period following retirement or other termination of employment, provided that any election by an employee to defer payment shall be irrevocably made by the participant at such time prior to
December 31 of the year preceding the Plan Year for which such incentive award shall be made (or such other appropriate time for a deferral election as is then appropriate under applicable law) as the Committee shall determine (provided that if the determination of eligibility is made subsequent to December 31, a participant must make such election within ten days of being notified he or she is eligible to participate).

     3.2 CUSTODY

          All shares of Restricted Stock and certificates therefor issued under the Plan shall remain in the custody of the Secretary of the Company, subject to adjustment and replacement as provided in Section 2.3(c)-(e) hereof unless and until the Committee directs delivery to the Plan participants, individually or collectively, or until expiration of the restrictions thereon.

                                   ARTICLE IV

          DISTRIBUTION OR TRANSFER - WITHHOLDING OF TAX - MISCELLANEOUS

     4.1 LIMITATION ON DISTRIBUTION OR TRANSFER OF AWARDS.

          Unless otherwise determined by the Committee, no right or interest of any participant in any awards under the Plan shall be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such participant to any party other than the Company. Unless otherwise determined by the Committee, no award shall be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution and pursuant to a domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the
Employee Retirement Income Security Act of 1974, as amended.

     4.2 NO RIGHT TO EMPLOYMENT

          Nothing contained in the Plan or any participant's participation in the Plan shall confer, and no grant of an award shall be construed as conferring, upon any participant, any right to continue in the employ of the
Company or to interfere in any way with the right of the Company to terminate such participant's employment at any time or increase or decrease such participant's compensation.

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      4.3 GOVERNING LAW

          The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

      4.4 WITHHOLDING OF TAXES

          The Company shall have the right to deduct from any incentive award or other amount to be paid pursuant to this Plan, or to otherwise require a participant to pay prior to any such payment, all Federal, State or local taxes required by law to be withheld in respect of such payment.

     4.5 GENERAL RESTRICTIONS

          Each award of shares of the Company's common stock under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government or regulatory body or (iii) an agreement by the
Participant with respect thereto, is necessary or desirable, then such award shall not be consummated, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     4.6 HOLDBACK

          If the Company files a registration statement in connection with an underwritten public offering, or otherwise determines it to be in the best interest of the Company, a holder of Restricted Stock issued under the Plan shall not effect any sale or distribution of any shares (except pursuant to such registration statement) of the capital stock of the Company, whether now owned or hereafter acquired during a reasonable and customary period of time, as agreed to by the Company and the underwriters or otherwise determined by the
Company, not to exceed 180 days, following the effective date of a registration statement filed under the Securities Act in connection with any public offering or sales of the Company (or its stockholders) pursuant to any registration statement and, not to exceed 90 days, following the effective date of a registration statement filed under the Securities Act in connection with the next two subsequent registered offerings of the Company (other than pursuant to form S-8 registering employee securities). In order to enforce the foregoing covenant, the Company may impose stop-transfer instruction with respect to each holder until the end of such reasonable and customary period.

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                                    ARTICLE V

               EFFECTIVE DATE, AMENDMENT, AND TERMINATION OF PLAN

     5.1 EFFECTIVE DATE

          The Plan shall become effective as of December 9, 2004.

     5.2 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

          The Board of Directors of the Company or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend, subject to obtaining requisite stockholder approval for those amendments required to preserve the tax deductibility of compensation in excess of $1 million paid to executives of the Company or the compliance by the Plan and transactions occurring under the Plan with Rule 16b-3 under the Securities Exchange Act of
1934 or as may otherwise be required by law, the Plan from time to time in such respects as the Board of Directors or the Committee may deem advisable and in the best interest of the Company.

     5.3 RESTRICTIONS UNDER RULE 16b-3

          Unless a participant is not subject to short-swing liability under
Section 16(b) of the Securities Exchange Act of 1934 in respect of the sale or other transfer of shares of common stock of the Company issued under the Plan, such shares of common stock shall be held for at least six months from the date of grant.

     5.4 COMPLIANCE WITH RULE 16b-3

          It is the intent of the Company that this Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule) in connection with any Award granted to a person who is subject to Section
16 of the Securities Exchange Act of 1934. Accordingly, any provision of this
Plan that does not comply with the requirements of Rule 16b-3 (or any successor rule) as then applicable to any such person shall be construed or deemed amended to the extent necessary to conform to such requirements, except that such automatic amendment shall not apply to any other participant who is not (at the time of such application) subject to Section 16 of the Securities Exchange Act of 1934.

                                         CEPTOR CORPORATION
                                         February 11, 2005

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